UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2025 (November 17, 2025)
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Preferred Share Purchase Rights	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 17, 2025, Timothy R. Millage, Vice President, Chief Financial Officer, and Treasurer of Lee Enterprises, Incorporated (the “Company”), informed the Company of his decision to resign from his positions with the Company to pursue an opportunity in church ministry. His resignation will become effective February 28, 2026, and he has agreed to provide consulting services to the Company through May 31, 2026.

Mr. Millage’s decision is due to personal reasons and not the result of any disagreement with the Company or its operations, policies or practices.

The Company has initiated a search process to identify a new chief financial officer.

(e) In connection with Mr. Millage’s resignation, the Company and Mr. Millage entered into a separation agreement, dated November 20, 2025 (the “Separation Agreement”). Under the terms of the Separation Agreement, Mr. Millage will receive (a) his full compensation through the end of his consulting role, (b) a severance payment equaling twenty-six weeks of his base salary, (c) the vesting of all unvested stock awards on February 28, 2026, and (d) survival of the indemnification terms under his employment agreement and indemnity agreement. The Separation Agreement also includes customary non-compete, non-solicitation, and release of claims provisions.
Item 7.01. Regulation FD Disclosure
On November 21, 2025, the Company issued a press release announcing Mr. Millage's resignation as its Vice President, Chief Financial Officer, and Treasurer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	November 21, 2025	By:	/s/ Kevin D. Mowbray
Kevin D. Mowbray
President and Chief Executive Officer